Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.

Supplement dated October 24, 2017 to the
Currently Effective Prospectus for each of the
Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc.

This supplement amends and restates the supplement dated October 19, 2017. This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for each of the Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (each a Portfolio and collectively, the Portfolios) and should be retained for future reference.

The Manager was notified on October 18, 2017 of a systems issue with one of the Portfolios’ external third-party service providers. The system issue has been resolved and no changes were necessary to the Portfolios’ reported net asset values (NAVs) and performance information. The Portfolios’ NAVs are used in the unit values and performance information calculated for subaccounts offering the Portfolios as investment options under variable contracts.

STATSUP2